CELEBRATING 25 YEARS

You'll like it here.

COLONIAL BANCGROUP

Exhibit 99.1

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Forward Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in Colonial’s 2006 Annual Report on
Form 10-K, and Current Reports on Form 8-K.  All 2007 interim amounts have not been audited, and the results of operations for the interim period herein are not necessarily indicative of the results of operations to be expected for the full year.
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,”
“expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• unanticipated litigation or claims;
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

$23.8 Billion in assets with 321 Branches at 6/30/2007
Top 30
*
U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5* Market Share in 84% of Deposit Franchise
Consistent Earnings Per Share Growth – 5 year CAGR 10%
Forbes
Platinum 400 List of Best Large Companies in America
Overview
*Source:  SNL Financial

Colonial BancGroup℠

CNB
LISTED
NYSE

You'll like it here.™

73%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 6/30/07 are as follows:
In the Right Places
$23.8 Billion in Assets $17.1 Billion in Deposits 321 Branches
1 At 6/30/07
*Projected Population change from 2006-2011
Source: US Census Bureau
FL 60%
AL 24%
TX 4%
GA 5%
NV 4%
Corp 3%
NV 4%
TX 7%
Corp 4%
FL 62%
GA 6%
AL 17%
NV 15
TX 15
FL 182
GA 19
AL  90

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Superior Projected Population Growth
Source: SNL Financial
Deposit data as of 6/30/06
Population growth deposit weighted by county
2006 - 2011 Population Growth
Colonial BancGroup 11.92%
SunTrust Banks 10.50
South Financial Group 9.90
Compass Bancshares 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Total U.S. 6.66

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Florida, the 4
th
most populous state in the U.S. with 18 million people,
is projected to pass New York in total population by 2011*
5
th*
largest commercial bank in Florida
• Integrated Commercial Bank acquisition in June, marking the Company’s 22 nd
acquisition in Florida
• Agreed to acquire Citrus & Chemical Bancorporation
1
Florida at 6/30/07 and Pro Forma with Citrus & Chemical
1
:
Aggressive De Novo Branching Strategy
• Plan to open 15-25 branches over the next two years
Florida Franchise
*Source: SNL Financial
1 On July 18, 2007, Colonial signed a definitive agreement to acquire Citrus & Chemical Bancorporation, Inc.
Branches Assets Deposits
Colonial 182 57% $15 B 62% $10 B 60%
Colonial/Citrus & Chemical 192 58% $16 B 64% $11 B 62%

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Deposit Market Share - Florida
(June 2006 FDIC balances)
10.74%
-2.50%
-2.70%
-7.75%
-3.35%
% Change from
6/30/05
39
5
5
4
3
2
1
Rank #
0.20%
C&C
2.92%
Colonial
3.12% Colonial/C&C
5.07% Regions
9.74% SunTrust
19.09% B of A
19.93% Wachovia
Market Share
1 On July 18, 2007, Colonial signed a definitive agreement to acquire Citrus & Chemical Bancorporation, Inc.
1

CNB
LISTED
NYSE

Dothan
Atmore
Crestview
Bonifay
Chipley
Moultrie
Cairo
Thomasville
Homerville
Valdosta
Folkston
Statenville
Waycross
Brunswick
Woodbine
Wright
DeFuniak Springs
Bristol
Pensacola
Tallahassee
Monticello
Madison
Jasper
Jacksonville
Panama City
Gulf Coastal Plain
Perry
Live Oak
Mayo
St. Augustine
Port St. Joe
Apalachicola
Cross City
Starke
Gainesville
Palm Coast
Trenton
Fruitville
Ormond Beach
Ocala
FLORIDA
Bushnell
Titusville
Spring Hill
Merritt Island
Melbourne
Clearwater
Palm Bay
St. Petersburg
Wauchula
Avon Park
Fort Pierce
Bradenton
Sarasota
Sebring
Arcadia
Venice
Port Charlotte
Belle Glade
Cape Coral
Coral Springs
Boca Raton
The Everglades
Pembroke Pines
Miami
Everglades N.P.
G u l f o f
M e x i c o
A t l

Pro Forma Florida Franchise  - 192 Branches
8 Colonial Bank Citrus & Chemical Bank
PANHANDLE
Assets = $455 Million
Deposits = $41 Million
3 Branches
CENTRAL FLORIDA
Assets = $3.3 Billion
Deposits = $2.9 Billion
59 Branches
SOUTH FLORIDA
Assets = $4.3 Billion
Deposits = $3.8 Billion
61 Branches
FLORIDA WEST COAST
Assets = $3.7 Billion
Deposits = $2.8 Billion
59 Branches
C&C
Assets = $1.1 Billion
Deposits = $727 Million
10 Branches
MORTGAGE WHSE.
Assets = $3.0 Billion
Deposits = $750 Million

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

9 Retail Banking

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

2007 Retail Growth Initiatives
Non-time Deposit Growth
Key Initiatives:
• New Products
• Remote Deposit Capture
• Title Company Checking
• Enhance Free Checking offering with bundled product approach and innovative rewards program
• Advanced Sales Culture
• Quarterly campaigns focus on low-cost deposit growth and lines of business referrals
• Additional emphasis of commercial and business banking compensation on low-cost deposits
• Launching new corporate sales training program
Non-interest Income Growth
Key Initiatives:
• Retail Service Charges
• Focus on household checking account growth
• Increase debit card penetration in consumer and business banking households
• Financial Planning
• Aligned reporting structure with Treasury Management, Business Banking and Mortgage
• Unified sales approach with Retail sales teams
• Additional resources for sales management/leadership
• Mortgage Banking
• Continue production shift to secondary markets (42% in 2005, 52% in 2006, 65% in 2007)
• Mortgage staffing rationalization
10% increase in noninterest bearing checking accounts
25% of revenue from fee-based services
Retail Banking

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Adding Value to the Franchise
Retail Banking
Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in low-cost deposits
Continue positive momentum toward achieving 25% of total revenue in fee-based services through
• Growth in consumer and business banking households
• Shared synergies in sales approach between regional executives and line of business executives
Unite the Colonial franchise in all markets under one consistent brand message, encompassing all lines of business, and maximizing the marketing and advertising investment across the diverse markets
Continue to maximize strategic multi-channel marketing initiatives to expand cross-sell opportunities and increase products and services per household

Colonial BancGroup℠

CNB LISTED NYSE

You'll like it here.™

Average Deposits/
Branch
Retail Banking
$29.9
$31.6
$35.8
$41.8
$49.4
$48.9 $48.9
2002 2003 2004 2005 2006 2Q06 2Q07
11.9%
23.0%
32.1%
38.8%
45.0%
42.8%
47.6%
2002 2003 2004 2005 2006 2Q06 2Q07
Online Banking
Penetration
($ in millions)
6%
13%
17%
18%
93%
40%
21%
16%
11%

13 Financial Highlights

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

1Q07 2Q07
$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1 Excluding restructuring charges
$0.24
$0.41
1
$0.43
$0.44
1

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

2Q07 Highlights
EPS of $0.43
Net interest margin expanded 20 basis points to 3.66% from the first quarter of 2007
Core noninterest income increased 18% over the same quarter of the prior year
Continued excellent credit quality
Improved efficiency ratio of 56.20%
Successful acquisition and integration of Commercial Bankshares,
Inc.; Florida deposits now exceed $10 billion

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

$422
$455
$495
$567
$709
$755
$180
$190
2001 2002 2003 2004 2005 2006 1Q07 2Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.46%    3.66%
Net Interest
Margin
6%

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Sold approximately 1/3 of investment securities at the beginning of the quarter and reduced borrowings
The tax equivalent yield improved 35 basis points to 5.62%
Average investment securities represented approximately 11% of average assets and 12% of average earning assets in the second quarter
Sold 1-4 family residential real estate loans at the end of 1Q07
Prepaid $70 million of trust preferreds in the first quarter – 8.92%, and
$100 million of trust preferreds in the second – 8.32%
Average deposits grew 6%
1
annualized over the first quarter yet the
cost of deposits increased only 1 basis point
Reduced rates on promotional deposit products
Strong growth in mortgage warehouse assets
Interest rate risk position has been managed to a neutral position
Net Interest Margin for 2007 is expected to approximate 3.60%
Net Interest Income Management
1
Excluding the acquisition

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
1Q07 180.7 $            3.46%
Sale of Investment Securities and
1-4 Real Estate Loans 0.6                    0.30%
Growth in Earning Assets, excluding MWL 4.3                    -
Growth in Mortgage Warehouse Assets 2.8                    -0.08%
Commercial Bank of Florida 2.8                    -0.01%
Deposit Mix Change (0.7)                   -0.01%
Day Count 1.1                    -
2Q07 191.6 $            3.66%

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

2.30%
2.37%
2.42% 2.42%
2.34%
2.36%
2.32%
2002 2003 2004 2005 2006 YTD 06 YTD 07
Strong Growth in Noninterest Income
and Controlled Expenses
$107
$141
$146
$176
$182
$86
$99
2002 2003 2004 2005 2006 YTD 06 YTD 07
Core Noninterest Income
Growth
Core Noninterest Expense   to
Average Assets
1 Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, gain on sale of Goldleaf, merchant services, branches and mortgage loans and changes in fair value of swap derivatives
2 Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
-2%
15%
1
2

20 Credit

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Excellent Credit Quality
Credit quality remains excellent
No sub-prime products
Year to date annualized net charge-off ratio was 0.13% of average loans
The allowance for loan losses was 1.15% of total loans, compared to
1.13% at 12/31/06
The allowance was 391% of nonperforming assets

Summary of Loan Loss Experience
2003 – 2Q07
2Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.15% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $178,274 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 391% 695% 536% 402% 184%
YTD Net Charge-off Ratio to Average Loans 0.13% 0.12% 0.14% 0.19% 0.31%
YTD Net Charge-offs ($ in 000's) $9,775 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 9.12 9.53        8.90        6.31        3.91
Nonperforming Assets $45,552 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.29% 0.16% 0.21% 0.29% 0.65%
1 Annualized
2 Reserve/YTD Net Charge-offs Annualized
1
2

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 6/30/07
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.13%
0.23%
0.26%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 June
YTD
2007
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)
1 Annualized
1

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Why Invest in Colonial BancGroup?
In the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent credit quality
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered strong shareholder returns
17 Years of Increased Dividends: $0.75* for 2007, a 10% increase over
2006
*Estimated
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

27 Supplemental Information

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Mortgage Warehouse Lending
$4.4 billion in assets under management at 6/30/07; $1.5 billion sold to third-party commercial paper conduits
Provides funding to mortgage companies which is secured by
mortgages made to individuals with FICO scores averaging over 700
Investors such as Fannie Mae, Freddie Mac, Ginnie Mae and money center financial institutions have committed to purchase the mortgages collateralizing the MW assets
• The mortgages are delivered to investors in less than 30 days on average
Colonial controls the collateral files which include the underlying mortgage legal documents for over 98% of the outstanding mortgage warehouse assets
Investor requests to our customers to repurchase loans have not trended up
Colonial closely monitors the aging of the fundings
No credit or other loss from this line of business since the initiation of the unit in 1998

Colonial BancGroup℠

CNB LISTED NYSE

You'll like it here.™

EPS Reconciliation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Diluted earnings per share - GAAP 0.43 $  0.24 $  0.43 $  79% 0%
Impact of restructuring charges:
Loss on securities portfolio -       0.23     -
Loss on extinguishment of debt 0.02     0.03     -
0.02     0.26     -
Income tax benefit (0.01)    (0.09)    -
After tax restructuring charge 0.01     0.17     -
Diluted earnings per share, excluding
restructuring charges 0.44 $  0.41 $  0.43 $  7% 2%

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Earning Assets 20,969 $        21,058 $        20,220 $        - 4%
Loans, excluding MWL 14,946 15,153 15,004 -1% -
MWL Assets 2,812 2,084 2,150 35% 31%
MWL Managed Assets 4,416 4,079 3,650 8% 21%
Securities  2,596 3,266 2,949 -21% -12%
Total Assets 23,097 23,054 21,990 - 5%
Assets Under Management   24,701 25,049 23,490 -1% 5%
Total Deposits 16,464 15,967 15,714 3% 5%
Noninterest Bearing Deposits 2,936 2,780 3,033 6% -3%
Interest Bearing Transaction Accounts 6,375 6,314 6,106 1% 4%
Time Deposits 7,153 6,873 6,575 4% 9%
Shareholders' Equity 2,166 2,068 1,965 5% 10%
Average Balance Sheet
($ in millions)
1 Includes loans, loans held for sale and securities purchased under agreements to resell
2 Includes MWL assets and assets securitized
1
2

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Service charges on deposit accounts 18.7 $                  17.7 $              15.3 $             6% 22%
Electronic banking 4.6                        4.4                   4.3                   5% 7%
Other retail banking fees 3.3                        3.6                   3.8                   -8% -13%
Retail Banking Fees 26.6                      25.7                 23.4                 4% 14%
Financial planning services 4.3                        3.8                   3.7                   13% 16%
Mortgage banking origination and sales 3.7                        3.2                   3.8                   16% -3%
Mortgage warehouse fees 6.3                        6.9                   6.0                   -9% 5%
Bank-owned life insurance 5.0                        4.9                   4.0                   2% 25%
Other income 6.9                        1.8                   4.0                   283% 73%
Core Noninterest Income 52.8                      46.3                 44.9                 14% 18%
Securities and derivatives gains, net 1.1                        1.0                   -                             NM           NM
Securities restructuring charges -                        (36.0)                -                             NM           NM
Gain on sale of mortgage loans -                        3.9                   -                             NM           NM
Gain on sale of merchant services 4.9                        -                   -                             NM           NM
Total Noninterest Income 58.8 $                  15.2 $              44.9 $             286% 31%
  Annualized Noninterest Income to Average Assets 0.92% 0.82% 0.82%
  Noninterest Income to Total Revenue 21.7% 20.5% 18.9%
1
1

Colonial BancGroup℠

CNB LISTED NYSE

You'll like it here.™

Noninterest Expense
($ in millions)
1
Core noninterest income and core noninterest expense are used in the calculation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Salaries and employee benefits 70.3 $             69.6 $             70.9 $             1% -1%
Occupancy expense of bank premises, net 18.7 18.5 16.4 1% 14%
Furniture and equipment expense 13.4 13.1 11.9 2% 13%
Professional services 4.6 4.1 4.9 12% -6%
Electronic banking and other retail banking expenses 5.5 4.2 3.1 31% 77%
Advertising 3.7 2.2 3.1 68% 19%
Amortization of intangible assets 3.2 3.1 3.1 3% 3%
Communications 2.9 3.0 2.5 -3% 16%
Postage and courier 2.7 2.6 2.7 4% -
Travel 2.0                   1.7                   2.1 18% -5%
Other expense 10.4 8.2 10.5 27% -1%
Core Noninterest Expense 137.4 130.3 131.2 5% 5%
Severance expense 0.5 3.0 -                                NM           NM
Merger related expenses 1.1 0.4 -                                NM           NM
Net losses related to the early extinguishment of debt 2.5 4.4 -                                NM           NM
Total Noninterest Expense 141.5 $           138.1 $           131.2 $           2% 8%
Minority Interest/REIT Preferred Dividends 2,312 $           - $                     - $                     NM NM
  Efficiency Ratio 56.20% 57.38% 55.31%
  Annualized Noninterest Expense to Average Assets 2.38% 2.26% 2.39%
1
1

Colonial BancGroup℠

CNB LISTED NYSE
You'll like it here.™

Loan Portfolio Distribution
Commercial
Real Estate
30%
Real Estate
Construction
42%
Residential
Real Estate
16%
Commercial
8%
Mortgage
Warehouse
Lending
1%
Consumer and
Other
3%
(as of June 30, 2007)

Colonial BancGroup

CNB LISTED NYSE

You'll like it here.™

Office
22%
Multi-Family
9%
Other
9%
Warehouse
14%
Retail
25%
Healthcare
6%
Farm
2%
Industrial
2%
Church/School
4%
Lodging
6%
Recreation
1%
Commercial Real Estate
Loan Portfolio Distribution
33% Owner Occupied
Average loan size = $673 thousand
Characteristics of 75 largest loans:
• Total $699 million and represent
15.1% of CRE portfolio
• Average loan to value ratio is 67.8%
• Average debt coverage ratio = 1.43x
(as of June 30, 2007)

Colonial BancGroup

CNB LISTED NYSE
You'll like it here.™

Construction Loan Portfolio Distribution
(as of June 30, 2007)
Average loan size = $909 thousand
Characteristics of 75 largest loans:
• Total $1.4 billion and represent
21.7% of construction portfolio
• Average loan to value ratio is 63.8%
Land Only
24%
Residential Home
Construction
14%
Condominium
7%
Commercial
Development
7%
Residential
Development and
Lots
28%
Multi-Family
4%
Warehouse
2%
Retail
5%
Office
4%
Other
5%